Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,810,715.01
Previously Paid Amount	0.00
Total Fee Amount	250.06
Total Offset Amount	0.00
Net Fee	$ 250.06